Exhibit 10.141

AGREEMENT REGARDING
PURCHASE AND REMARKETING OPTIONS
(LIVERMORE/ PARCEL 7)
BETWEEN
LAM RESEARCH CORPORATION
(“LRC”)
AND
BNP PARIBAS LEASING CORPORATION
(“BNPPLC”)
December 18, 2007

TABLE OF CONTENTS
(Continued)

			Page
	(C)	Deemed Sale On the Second Anniversary of the Designated Sale Date	12
	(D)	LRC’s Right to Share in Sales Proceeds Received By BNPPLC From any Qualified Sale	12

4	Transfers By BNPPLC After the Designated Sale Date		13
	(A)	BNPPLC’s Right to Sell	13
	(B)	Survival of LRC’s Rights and the Supplemental Payment Obligation	13
	(C)	Release and Quitclaim by LRC	13
	(D)	Easements and Other Transfers in the Ordinary Course of Business	14

5	Terms of Conveyance Upon Purchase		14
	(A)	Tender of Sale Closing Documents	14
	(B)	Delivery of Escrowed Proceeds	15

6	Survival and Termination of the Rights and Obligations of LRC and BNPPLC		15
	(A)	Election by LRC to Terminate the Supplemental Payment Obligation Prior to the Completion Date	15
	(B)	Status of this Agreement Generally	15
	(C)	Automatic Termination of LRC’s Rights	16
	(D)	Payment Only to BNPPLC	16
	(E)	Preferences and Voidable Transfers	16
	(F)	Remedies Under the Other Operative Documents	17

7	Certain Remedies Cumulative		17

8	Attorneys’ Fees and Legal Expenses		17

9	Recording Memorandum		17

10	Successors and Assigns		17

(ii)

TABLE OF CONTENTS
(Continued)
Exhibits and Schedules

Exhibit A	Legal Description

Exhibit B	Valuation Procedures

Exhibit C	Form of Deed With Limited Title Warranties

Exhibit D	Bill of Sale and Assignment

Exhibit E	Acknowledgment of Disclaimer of Representations and Warranties

Exhibit F	Secretary=s Certificate

Exhibit G	FIRPTA Statement

Exhibit H	Notice of Election to Terminate the Supplemental Payment Obligation

(iii)

AGREEMENT REGARDING
PURCHASE AND REMARKETING OPTIONS
(LIVERMORE/ PARCEL 7)
     This AGREEMENT REGARDING PURCHASE AND REMARKETING OPTIONS (LIVERMORE/ PARCEL 7) (this “Agreement”), dated as of December 18, 2007 (the “Effective Date”), is made by and between BNP PARIBAS LEASING CORPORATION (“BNPPLC”), a Delaware corporation, and LAM RESEARCH CORPORATION (“LRC”), a Delaware corporation.
RECITALS
     Contemporaneously with the execution of this Agreement, BNPPLC and LRC are executing a Common Definitions and Provisions Agreement (Livermore/ Parcel 7) dated as of the Effective Date (the “Common Definitions and Provisions Agreement”), which by this reference is incorporated into and made a part of this Agreement for all purposes. As used in this Agreement, capitalized terms defined in the Common Definitions and Provisions Agreement and not otherwise defined in this Agreement are intended to have the respective meanings assigned to them in the Common Definitions and Provisions Agreement.
     Contemporaneously with this Agreement, at the request of LRC BNPPLC is acquiring the Land described in Exhibit A and any existing Improvements on the Land pursuant to the Existing Contract.
     Also contemporaneously with this Agreement, BNPPLC and LRC are executing a Construction Agreement (Livermore/ Parcel 7) dated as of the Effective Date (the“Construction Agreement”) and a Lease Agreement (Livermore/ Parcel 7) dated as of the Effective Date (the “Lease”). Pursuant to the Construction Agreement, BNPPLC is agreeing to provide funding for the construction of new Improvements. When the term of the Lease commences, the Lease will cover the Land described in Exhibit A and all Improvements on such Land. (As used herein, “Property” means (i) all of BNPPLC’s interests, including those conveyed to it by the Prior Owner, in the Land and in the Improvements and in all other real and personal property from time to time covered or to be covered by the Lease and included within the “Property” as defined therein, and (ii) BNPPLC’s interest in any Escrowed Proceeds yet to be applied as a Qualified Prepayment or to the cost of repairs to or restoration of the Improvements or other property covered by the Lease; except that, for purposes of this Agreement (but without limiting any provision of the other Operative Documents regarding the application of Escrowed Proceeds), the Property will not include any condemnation or insurance proceeds included in Escrowed Proceeds as a result of any Pre-lease Force Majeure Event, nor will it include any right to receive any such condemnation or insurance proceeds in the future, unless LRC itself or one of its Affiliates purchases the Property from BNPPLC as provided in subparagraphs 2(A)(1) or 3(A)

below.)
     LRC and BNPPLC have agreed on the terms and conditions upon which LRC may elect to purchase or arrange for the purchase of the Property or may be obligated to purchase the Property, and by this Agreement they desire to confirm all such terms and conditions.
AGREEMENTS
1 Additional Definitions. As used in this Agreement, the following terms have the following respective meanings:
“97-1/Default (100%)” means a Default that results from (A) a failure of LRC to make any payment required by any Operative Document, including (i) any 97-10/Prepayment payable as provided in Paragraph 9 of the Construction Agreement, (ii) any other amounts payable under the Construction Agreement because of Covered Construction Period Losses, (iii) any payment of Rent required by the Lease or (iv) any Supplemental Payment required by this Agreement on the Designated Sale Date, or (B) any Hazardous Substance Activities occurring on or about the Land after the Completion Date and on or prior to the Cutoff Date, or (C) any failure of LRC after the Completion Date and on or prior to the Cutoff Date to insure, maintain, operate, repair or return the Property in accordance with all terms and conditions of the Lease, or (D) any failure of LRC to apply insurance or condemnation proceeds received by it with respect to the Property as required by the Operative Documents, or (E) any breach by LRC of subparagraphs 1(B), (D), (E) or (G) of the Closing Certificate. Except as provided in subparagraph 3(A), the characterization of any Default as a 97-1/Default (100%) will not affect the rights or remedies available to BNPPLC because of the Default.
“Adjusted Lease Balance” means a dollar amount equal to the following (but not less than zero):
•	the Lease Balance, less

•	Pre-lease Force Majeure Losses (if any).
“Applicable Purchaser” means (1) the third party designated by LRC to purchase the Property at any sale arranged by LRC as provided in this Agreement, or (2) the third party designated by BNPPLC as the purchaser at any Qualified Sale not arranged by LRC.
“Balance of Unpaid Construction Period Losses” means, subject to the qualifications set forth below in this definition, an amount equal to the sum of:
(1)	the total Losses (if any) that have been incurred or suffered by BNPPLC or other Interested Parties at any time and from time to time prior to the Completion Date

(or, if no Completion Date occurs prior to the Designated Sale Date, then prior to the Designated Sale Date) by reason of, in connection with or arising out of (A) their ownership or alleged ownership of any interest in the Property or the payments required by the Operative Documents, (B) the use or operation of the Property, (C) the negotiation, administration or enforcement of the Operative Documents, (D) the making of Funding Advances, (E) the Construction Project, (F) the breach by LRC of this Agreement or any other Operative Document or any other document executed by LRC in connection herewith, (G) any failure of the Property or LRC itself to comply with Applicable Laws, (H) Permitted Encumbrances, (I) Hazardous Substance Activities, including those occurring prior to Effective Date, or (J) any bodily or personal injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever; plus

(2)	interest accruing at the Default Rate, compounded annually, on each payment of any such Losses by BNPPLC or any other Interested Party from the date such payment was made to the Designated Sale Date.
For purposes of computing the Balance of Unpaid Construction Period Losses, Losses as described in clause (1) of this definition will include each reduction (if any) (i) in the Carrying Costs added to the Outstanding Construction Allowance as provided in the Construction Agreement, or (ii) in the Base Rent payable to BNPPLC as provided in the Lease, that results from Pre-lease Force Majeure Losses. In other words, the Losses described in clause (1) will include the additional (if any) Carrying Costs and Base Rent that would have accrued if Pre-lease Force Majeure Losses were set at zero dollars ($0.00) in the formulas set forth in the Construction Agreement and in the Lease for calculating Carrying Costs and Base Rent, respectively.
Notwithstanding the foregoing, however, none of the following will be included in the Balance of Unpaid Construction Period Losses: (i) amounts included in or paid by BNPPLC with the proceeds of the Initial Advance (including Transaction Expenses); (ii) Losses paid or reimbursed from Construction Advances (including Local Impositions, insurance premiums and amounts paid by LRC prior to the Completion Date and reimbursed to it through Construction Advances made pursuant to the Construction Agreement); (iii) any other Losses which LRC has paid prior to the Designated Sale Date or for which LRC remains fully obligated to pay pursuant to the other Operative Documents (including Covered Construction Period Losses paid or payable by LRC pursuant to the Construction Agreement); and (iv) any decline in the value of the Property, including any such decline that is attributable solely to a Pre-lease Force Majeure Event and thus constitutes a Pre-lease Force Majeure Loss.

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Further, in the event BNPPLC or another Interested Party receives and is permitted to retain insurance proceeds paid under any insurance policy maintained by LRC as reimbursement or compensation for Losses that would otherwise be included in the Balance of Unpaid Construction Period Costs, then the Balance of Unpaid Construction Period Costs and the Losses described in clause (2) of this definition will be reduced pro tanto by the amount of such insurance proceeds, effective as of the date such proceeds are paid to BNPPLC or the other Interested Party.
“BNPPLC’s Actual Out of Pocket Costs” means the out-of-pocket costs and expenses, if any, incurred by BNPPLC in connection with a sale of the Property under this Agreement or in connection with the collection of payments due to it under this Agreement (including any Breakage Costs; Attorneys’ Fees; appraisal costs; and income, transfer, withholding or other taxes which do not constitute Excluded Taxes; but not including Excluded Taxes or costs of removing any Lien Removable by BNPPLC).
“Break Even Price” means an amount equal to:
•	the Lease Balance, plus
•	BNPPLC’s Actual Out of Pocket Costs, and plus
•	an amount equal to the Balance of Unpaid Construction Period Losses (if any).
“Committed Price” has the meaning indicated in subparagraph 3(B)(4).
“Conditions to LRC’s Initial Remarketing Rights” has the meaning indicated in subparagraph 2(A)(2)(a).
“Cutoff Date” means the later of the dates upon which (i) the Lease terminates or LRC’s interests in the Property are sold at foreclosure as provided in Exhibit B attached to the Lease, or (ii) LRC surrenders possession and control of the Property and ceases to have the right to use and occupy the Land or Improvements under any of the Operative Documents.
“Decision Not to Sell at a Loss” means a decision by BNPPLC not to sell the Property on the Designated Sale Date to an Applicable Purchaser as provided in subparagraph 2(A)(2), despite LRC’s satisfaction of the Conditions to LRC’s Initial Remarketing Rights.
“Deemed Sale” has the meaning indicated in subparagraph 3(C).

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“Extended Remarketing Period” means a period beginning on the Designated Sale Date and ending on the Final Sale Date.
“Fair Market Value” has the meaning indicated in Exhibit B.
“Final Sale Date” means the earlier of:
•	any date after the Designated Sale Date upon which BNPPLC conveys the Property to consummate a sale of the Property to LRC because of BNPPLC’s exercise of the Put Option as provided in subparagraph 3(A); or
•	any date after the Designated Sale Date upon which BNPPLC conveys the Property to consummate a Qualified Sale, or would have done so but for a material breach of this Agreement by LRC (including any breach of its obligation to make any Supplemental Payment required in connection with such Qualified Sale); or
•	the second anniversary of the Designated Sale Date, which will be the date of a Deemed Sale as provided in subparagraph 3(C) if no earlier date qualifies as the Final Sale Date and the entire Property is not sold by BNPPLC to LRC or an Applicable Purchaser prior to the second anniversary of the Designated Sale Date.
“Initial Remarketing Notice” means a notice delivered to BNPPLC by LRC prior to the Designated Sale Date in which LRC confirms LRC’s decision to exercise LRC’s Initial Remarketing Rights and the amount of the Initial Remarketing Price.
“Initial Remarketing Price” means the cash price set forth in an Initial Remarketing Notice delivered by LRC to BNPPLC as the price for which LRC has arranged a sale of the Property on the Designated Sale Date to an Applicable Purchaser which is not an Affiliate of LRC. Such price may be any price negotiated by the Applicable Purchaser in good faith and on an arms length basis with LRC.
“Lease Balance” means the Lease Balance (as defined in the Common Definitions and Provisions Agreement) on the Designated Sale Date, but computed without deduction for any Supplemental Payment or other amount paid to BNPPLC pursuant to this Agreement on the Designated Sale Date.
“LRC’s Extended Remarketing Right” has the meaning indicated in subparagraph 3(B).
“LRC’s Initial Remarketing Rights” has the meaning indicated in

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subparagraph 2(A)(2).
“Make Whole Amount” means the sum of the following:
     (1) the amount (if any) by which the Lease Balance exceeds the following, as applicable: (a) any 97-10/Prepayment paid to BNPPLC on or before the Designated Sale Date, or (b) any Supplemental Payment which was actually paid to BNPPLC on the Designated Sale Date; together with interest on such excess computed at the Default Rate for the period commencing on the Designated Sale Date and ending on the Final Sale Date; plus
     (2) any unpaid Base Rent or other amounts due to BNPPLC pursuant to the other Operative Documents; plus
     (3) BNPPLC’s Actual Out of Pocket Costs; plus
     (4) an amount equal to the Balance of Unpaid Construction Period Losses (if any), together with interest on thereon computed at the Default Rate for the period commencing on the Designated Sale Date and ending on the Final Sale Date; plus
     (5) the amount, but not less than zero, by which (i) all Local Impositions, insurance premiums and other Losses of every kind suffered or incurred by BNPPLC (whether or not reimbursed in whole or in part by another Interested Party) with respect to the ownership, operation or maintenance of the Property during the Extended Remarketing Period, exceeds (ii) any rents or other sums collected by BNPPLC during such period from third parties as consideration for any lease or other contracts made by BNPPLC that authorize the use and enjoyment of the Property by such parties; together with interest on such excess computed at the Default Rate for each day prior to the Final Sale Date.
“Maximum Remarketing Obligation” means a dollar amount equal to 85.88% of the Adjusted Lease Balance.
“Must Sell Price” means, with respect to any Proposed Sale arranged by LRC pursuant to subparagraph 3(B), a cash price to BNPPLC equal to the Make Whole Amount, computed as of the Proposed Sale Date applicable to such Proposed Sale, plus all reimbursements or payments by BNPPLC to LRC that will be required by clause (4) of subparagraph 3(D) in connection with the Proposed Sale.
“Notice of Sale” has the meaning indicated in subparagraph 3(B)(4).

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“Proposed Sale” has the meaning indicated in subparagraph 3(B).
“Proposed Sale Date” has the meaning indicated in subparagraph 3(B)(4).
“Purchase Option” has the meaning indicated in subparagraph 2(A)(1).
“Put Option” has the meaning indicated in subparagraph 3(A).
“Qualified Sale” means any (1) Deemed Sale as described in subparagraph 3(C), or (2) actual sale (prior to any such Deemed Sale) of all or substantially all of the Property to an Applicable Purchaser that occurs after the Designated Sale Date and that:
•	results from LRC’s exercise of LRC’s Extended Remarketing Right as described in subparagraph 3(B); or
•	is approved in advance as a Qualified Sale by LRC; or
•	is to a third party and, if it is completed by a conveyance from BNPPLC prior to six months after the Designated Sale Date, is for a price not less than the least of the following amounts:
(a)	the lowest price at which BNPPLC will be obligated, pursuant to clause (4) of subparagraph 3(D), to reimburse to LRC (i) the entire amount of any Supplemental Payment theretofore made by LRC to BNPPLC, or (ii) if no such Supplemental Payment has been made, but LRC has theretofore made a 97-10/Prepayment to BNPPLC, the entire amount of such 97-10/Prepayment; or

(c)	90% of the Fair Market Value of the Property.
“Sale Closing Documents” means the following documents, which BNPPLC must tender pursuant to Paragraph 5(A) to consummate any sale of the Property pursuant to this Agreement: (1) a Deed With Limited Title Warranties in the form attached as Exhibit C, (2) a Bill of Sale and Assignment in the form attached as Exhibit D, (3) an Acknowledgment of Disclaimer of Representations and Warranties in the form attached as Exhibit E, (4) a Secretary’s Certificate in the form attached as Exhibit F, and (5) a certificate concerning tax withholding in the form attached as Exhibit G.
“Supplemental Payment” has the meaning indicated in subparagraph 2(A)(3).

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“Supplemental Payment Obligation” has the meaning indicated in subparagraph 2(A)(3).
“Valuation Procedures” means procedures set forth in Exhibit B, which are to be followed in the event a determination of the Fair Market Value of the Property is required by this Agreement.
2 LRC’s Options and Obligations on the Designated Sale Date.
     (A) Purchase Option; Initial Remarketing Rights; Supplemental Payment Obligation. Whether or not an Event of Default has occurred and is continuing, but subject to Paragraph 6 below:
     (1) LRC will have the right (the “Purchase Option”) to purchase or cause an Affiliate of LRC, as the Applicable Purchaser, to purchase the Property on the Designated Sale Date. If LRC exercises the Purchase Option, the purchase price for the Property will equal the Lease Balance, and on the Designated Sale Date LRC must pay any Base Rent or other amounts then due under the other Operative Documents.
     (2) If LRC does not exercise the Purchase Option, LRC will have the following rights (collectively, “LRC’s Initial Remarketing Rights”):
     (a) First, LRC will have the right to designate a third party, other than an Affiliate of LRC, as the Applicable Purchaser and to cause such Applicable Purchaser to purchase the Property on the Designated Sale Date for a cash price equal to the Initial Remarketing Price. Such right, however, will be subject to the conditions (the “Conditions to LRC’s Initial Remarketing Rights”) that (i) LRC deliver an Initial Remarketing Notice to BNPPLC within the thirty days prior to the Designated Sale Date, (ii) on the Designated Sale Date the Applicable Purchaser tenders to BNPPLC a payment equal to the Initial Remarketing Price, and (iii) LRC itself tenders to BNPPLC the Supplemental Payment, if any, which will be required by subparagraph 2(A)(3) in the event BNPPLC completes the sale to the Applicable Purchaser, together with any Base Rent or other amounts then due under the other Operative Documents. Further, notwithstanding the satisfaction of the Conditions to LRC’s Initial Remarketing Rights on the Designated Sale Date, if the Break Even Price exceeds the sum of the following: (1) any cash price actually tendered directly to BNPPLC by the Applicable Purchaser on the Designated Sale Date, and (2) any Supplemental Payment actually paid to BNPPLC by LRC on the Designated Sale Date as described

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below, then BNPPLC may affirmatively elect to decline any tender of the purchase price from the Applicable Purchaser and retain the Property rather than sell it pursuant to this subparagraph 2(A)(2) by making a Decision Not to Sell at a Loss.
     (b) Second, if LRC elects to cause and does cause an Applicable Purchaser who is not an Affiliate of LRC to purchase the Property on the Designated Sale Date and the cash payment actually received by BNPPLC from the Applicable Purchaser as the purchase price exceeds the Break Even Price, then BNPPLC will pay the excess to LRC or as otherwise required by Applicable Law.
     (3) If for any reason whatsoever BNPPLC does not receive a cash price (calculated prior to any netting of expenses of BNPPLC) for the Property on the Designated Sale Date equal to or in excess of the Break Even Price in connection with a sale made pursuant to subparagraph 2(A)(1) or subparagraph 2(A)(2)(a), then LRC will have the obligation (the “Supplemental Payment Obligation”) to pay to BNPPLC on the Designated Sale Date a supplemental payment (the “Supplemental Payment”) equal to the amount by which the Break Even Price exceeds any such cash price actually received by BNPPLC on the Designated Sale Date; provided, however, unless LRC exercises the Purchase Option, if such excess is greater than the Maximum Remarketing Obligation, the Supplemental Payment will be limited to an amount equal to the Maximum Remarketing Obligation.
Without limiting the generality of the foregoing, LRC must (unless excused by subparagraph 6(A) below) make the Supplemental Payment even if BNPPLC does not sell the Property to LRC or an Applicable Purchaser on the Designated Sale Date because of (A) a Decision Not to Sell at a Loss, or (B) a failure of LRC to exercise, or a decision by LRC not to exercise, the Purchase Option or LRC’s Initial Remarketing Rights, or (C) a failure of LRC or any Applicable Purchaser to tender the price required by the forgoing provisions on the Designated Sale Date following any exercise of or attempt by LRC to exercise the Purchase Option or LRC’s Initial Remarketing Rights.
LRC acknowledges that it is undertaking the Supplemental Payment Obligation in consideration of the rights afforded to it by this Agreement, but that such obligation is not contingent upon any exercise by LRC of such rights or upon any purchase of the Property by LRC or an Applicable Purchaser. If any Supplemental Payment due according to this subparagraph 2(A)(3) is not actually paid to BNPPLC on the Designated Sale Date, then LRC must pay interest on the past due amount computed at the Default Rate.

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LRC also acknowledges that payment of a Supplemental Payment will not excuse it from its obligation to pay any Base Rent or other amounts due under any of the other Operative Documents.
     (B) Designation of the Purchaser. To give BNPPLC the opportunity before the Designated Sale Date to prepare the Sale Closing Documents, LRC must, by a notice to BNPPLC given at least ten days prior to the Designated Sale Date, specify irrevocably, unequivocally and with particularity any party who will purchase the Property because of LRC’s exercise of its Purchase Option or of LRC’s Initial Remarketing Rights. If LRC fails to do so, BNPPLC may postpone the delivery of the Sale Closing Documents until a date after the Designated Sale Date and not more than ten days after LRC finally does so specify a party, but such postponement will not relieve or postpone the obligation of LRC to make a Supplemental Payment on the Designated Sale Date as provided in subparagraph 2(A)(3).
     (C) Delivery of Property Related Documents If BNPPLC Retains the Property. Unless LRC or its Affiliate or another Applicable Purchaser purchases the Property pursuant to subparagraph 2(A), promptly after the Designated Sale Date LRC must deliver and assign to BNPPLC all plans and specifications for the Property previously prepared for LRC or otherwise available to LRC (including those prepared in connection with the construction contemplated by the Construction Agreement), together with all other files, documents and permits of LRC (including any Existing Space Leases and subleases then in force) which may be necessary or useful to any future owner’s or occupant’s use of the Property. Without limiting the foregoing, LRC will transfer or arrange the transfer to BNPPLC of all utility, building, health and other operating permits required by any municipality or other governmental authority having jurisdiction over the Property for uses of the Property permitted by the Lease or for any remaining construction required to complete the Improvements contemplated by the Construction Agreement if neither LRC nor any Affiliate or other Applicable Purchaser purchases the Property pursuant to subparagraph 2(A).
     (D) Security for LRC’s Purchase Option. If (contrary to the intent of the parties as expressed in subparagraph 4(C) of the Lease) it is determined that LRC is not, under applicable state law as applied to the Operative Documents, the equitable owner of the Property and the borrower from BNPPLC in a financing arrangement, but rather is a tenant under the Lease with an option to purchase from BNPPLC as provided in subparagraph 2(A)(1), then the parties intend that the Purchase Option be secured by a lien against and security interest in the Property. Accordingly, BNPPLC does hereby grant to LRC a lien against and security interest in the Property, including all rights, title and interests of BNPPLC from time to time in and to the Land and Improvements, in order to secure (1) BNPPLC’s obligation to convey the Property to LRC or an Affiliate designated by it if LRC exercises the Purchase Option and tenders payment of the Lease Balance and any required Supplemental Payment to

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BNPPLC on the Designated Sale Date as provided herein, and (2) LRC’s right to recover any damages from BNPPLC caused by a breach of such obligation, including any such breach caused by a rejection or termination of this Agreement in any bankruptcy or insolvency proceeding instituted by or against BNPPLC, as debtor. LRC may enforce such lien and security interest judicially after any such breach by BNPPLC, but not otherwise.
3 LRC’s Rights, Options and Obligations After the Designated Sale Date.
     (A) LRC’s Obligation to Buy if Certain Conditions are Satisfied. Regardless of any prior Decision Not to Sell at a Loss or any prior receipt by BNPPLC of any Notice of Sale from LRC, BNPPLC will have the option (the “Put Option”) to require LRC to purchase the Property upon demand at any time after the Designated Sale Date for a cash price equal to the Make Whole Amount if:
     (1) BNPPLC has not already conveyed the Property to consummate a sale of the Property to LRC or an Applicable Purchaser pursuant to other provisions of this Agreement; and
     (2) a 97-1/Default (100%) occurs or is continuing on or after the Designated Sale Date; and
     (3) BNPPLC notifies LRC of BNPPLC’s exercise of the Put Option within two years following the Designated Sale Date.
     (B) LRC’s Extended Right to Remarket. If the Property is not sold to LRC or an Applicable Purchaser on the Designated Sale Date pursuant to this Agreement, LRC will have the right (“LRC’s Extended Remarketing Right”) during the Extended Remarketing Period to arrange a sale of the Property to an Applicable Purchaser, other than an Affiliate of LRC, for a price equal to or in excess of the Must Sell Price (a “Proposed Sale”). LRC’s Extended Remarketing Right will, however, be subject to all of the following conditions:
     (1) BNPPLC has not exercised the Put Option as provided in subparagraph 3(A) or already contracted with another Applicable Purchaser to convey the Property in connection with a Qualified Sale.
     (2) LRC’s Extended Remarketing Right is not terminated pursuant to subparagraph 6(C) because of LRC’s failure to pay any required Supplemental Payment.
     (3) LRC’s Extended Remarketing Right is not terminated pursuant to subparagraph 6(C) because of LRC’s failure to pay any required 97-10/Prepayment.

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     (4) LRC must have provided a notice to BNPPLC (a “Notice of Sale”) setting forth (i) the date proposed by LRC as the Final Sale Date (the “Proposed Sale Date”), which must be no sooner than thirty days after BNPPLC’s receipt of the Notice of Sale and no later than the last Business Day of the Extended Remarketing Period, (ii) the full legal name of the Applicable Purchaser and such other information as is needed to prepare the Sale Closing Documents, and (iii) the cash price that will be tendered to BNPPLC for the Property (the “Committed Price”).
     (5) The Committed Price must be no less than the Must Sell Price, computed as of the Proposed Sale Date.
     (C) Deemed Sale On the Second Anniversary of the Designated Sale Date. If no date prior to the second anniversary of the Designated Sale Date qualifies as the Final Sale Date, then on the second anniversary of the Designated Sale Date BNPPLC will, for purposes of the next subparagraph, be deemed to have sold the Property (a “Deemed Sale”) to an Applicable Purchaser at a Qualified Sale for a net cash price equal to its Fair Market Value as determined as of the Designated Sale Date.
     (D) LRC’s Right to Share in Sales Proceeds Received By BNPPLC From any Qualified Sale. BNPPLC must apply the cash proceeds received by BNPPLC from any Qualified Sale (regardless of whether the sale is arranged by LRC as provided in subparagraph 3(B) or by BNPPLC itself), or deemed to be received in connection with any Deemed Sale, in the following order of priority:
     (1) first, to pay or reimburse to BNPPLC BNPPLC’s Actual Out of Pocket Costs, if any, incurred in connection with the Qualified Sale;
     (2) second, to pay or reimburse to BNPPLC any local taxes and impositions and costs of utilities, maintenance, operations, insurance premiums, uninsured losses and business park fees suffered or incurred by BNPPLC with respect to the ownership, operation or maintenance of the Property after the Designated Sale Date, together with interest on such amounts computed at the Default Rate from the date paid or incurred to the date reimbursed from sales proceeds;
     (3) third, to pay to BNPPLC an amount equal to the difference, if any, computed by subtracting (i) the aggregate payments, if any, previously paid by LRC to BNPPLC as a 97-10/Prepayment or as a Supplemental Payment, from (ii) the Adjusted Lease Balance;
     (4) fourth, to reimburse LRC for any 97-10/Prepayment or Supplemental

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Payment previously made by LRC to BNPPLC and to pay interest accruing thereon to LRC during the period from the date LRC previously paid such 97-10/Prepayment or Supplemental Payment, as the case may be, to the date of reimbursement, computed at a floating per annum rate equal to LIBID; and
     (5) last, if any such cash proceeds exceed all the payments and reimbursements that are required or may be required as described in the preceding clauses of this subparagraph, BNPPLC may retain the excess.
If, however, BNPPLC completes any sale and conveyance of the Property after the Extended Remarketing Period expires or is terminated, BNPPLC will not be required by this subparagraph to share any proceeds of the sale or conveyance with LRC or any other party claiming through or under LRC. Furthermore, unless and except to the extent required pursuant to clause (4) of this subparagraph from cash proceeds received by BNPPLC from any Qualified Sale or deemed to be received in connection with a Deemed Sale, no interest on any 97-10/Prepayment or Supplemental Payment will be paid to LRC.
4 Transfers By BNPPLC After the Designated Sale Date.
     (A) BNPPLC’s Right to Sell. At any time after the Designated Sale Date, if the Property has not already been sold and conveyed by BNPPLC pursuant to Paragraph 2 or Paragraph 3, BNPPLC will have the right to sell the Property or offer the Property for sale to any unrelated third party on any terms believed to be appropriate by BNPPLC in its sole good faith business judgment.
     (B) Survival of LRC’s Rights and the Supplemental Payment Obligation. If the Property is not sold on the Designated Sale Date, and if BNPPLC completes a sale or other transfer of the Property after the Designated Sale Date, other than a Qualified Sale, the Supplemental Payment Obligation will survive in favor of BNPPLC’s successors and assigns with respect to the Property (unless it has been terminated as provided in subparagraph 6(A) below); and BNPPLC’s successors and assigns will take the Property subject to LRC’s rights under Paragraph 3, all on the same terms and conditions as would have applied to BNPPLC itself if BNPPLC had not transferred or sold the Property. Without limiting the foregoing, any purchaser that acquires the Property from BNPPLC during the Extended Remarketing Period, other than at a Qualified Sale, will be obligated to distribute proceeds of a subsequent Qualified Sale of the Property as described in the subparagraph 3(D) in the same manner and to the same extent that BNPPLC itself would have been obligated if not for the sale by BNPPLC to the purchaser.
     (C) Release and Quitclaim by LRC. If requested by BNPPLC at the time of or after

Agreement Regarding Purchase and Remarketing
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any Qualified Sale, LRC will execute in favor of the purchaser at the Qualified Sale (or, if the Qualified Sale is a Deemed Sale, in favor of BNPPLC) a quitclaim and release in recordable form of all of LRC’s rights, titles and interests in the Property. If, however, LRC has not already received the share (if any) of the proceeds of the Qualified Sale to which it is entitled by reason of clause (3) of subparagraph 3(D), LRC may condition the delivery of such quitclaim and release upon receipt of its share of such proceeds.
     (D) Easements and Other Transfers in the Ordinary Course of Business. No “Permitted Transfer” described in clause (5) (the last clause) of the definition thereof in the Common Definitions and Provisions Agreement will constitute a Qualified Sale if it covers less than all or substantially all of BNPPLC’s then existing interests in the Property. Any such Permitted Transfer of less than all or substantially all of BNPPLC’s then existing interests in the Property will not be prohibited by this Agreement during the Extended Remarketing Period or otherwise; provided, however, any such Permitted Transfer not made in the ordinary course of business, will be made subject to LRC’s rights under Paragraph 3. Thus, for example, if the Property is not sold by BNPPLC to an Applicable Purchaser on the Designated Sale Date, then at any time after the Designated Sale Date BNPPLC may in the ordinary course of business convey a utility easement or a lease of space in the Improvements free from LRC’s rights under Paragraph 3, although following the conveyance of the lesser estate, LRC’s rights under Paragraph 3 will continue during the Extended Remarketing Period as to BNPPLC’s remaining interest in the Land and the Improvements.
5 Terms of Conveyance Upon Purchase.
     (A) Tender of Sale Closing Documents. As necessary to consummate any sale of the Property to LRC or an Applicable Purchaser pursuant to this Agreement, BNPPLC must, subject to any postponement permitted by subparagraph 2(B), promptly after the tender of the purchase price and any other payments to BNPPLC required pursuant to Paragraph 2 or Paragraph 3, as applicable, convey the Property to LRC or the Applicable Purchaser, as the case may be, by BNPPLC’s execution, acknowledgment (where appropriate) and delivery of the Sale Closing Documents. Such conveyance by BNPPLC will be subject to the Permitted Encumbrances and any other encumbrances that do not constitute Liens Removable by BNPPLC, and such conveyance will not include the rights of BNPPLC or other Interested Parties under the indemnities provided in the Operative Documents. The costs, both foreseen and unforeseen, of any purchase by LRC or an Applicable Purchaser will be the responsibility of the purchaser to the extent (if any) not included in any Break Even Price or Make Whole Amount actually paid to BNPPLC. If for any reason BNPPLC fails to tender the Sale Closing Documents as required by this subparagraph 5(A), BNPPLC will have the right and obligation to cure such failure at any time before thirty days after receipt of a demand for such cure from LRC.

Agreement Regarding Purchase and Remarketing
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     (B) Delivery of Escrowed Proceeds. BNPPLC may deliver any Escrowed Proceeds constituting Property directly to LRC or to any Applicable Purchaser purchasing the Property pursuant to this Agreement notwithstanding any prior actual or attempted conveyance or assignment by LRC, voluntary or otherwise, of any right to receive the same; BNPPLC will not be responsible for the proper distribution or application by LRC or any Applicable Purchaser of any such Escrowed Proceeds; and any such payment of Escrowed Proceeds to LRC or an Applicable Purchaser will discharge any obligation of BNPPLC to deliver the same to all Persons claiming an interest therein.
6 Survival and Termination of the Rights and Obligations of LRC and BNPPLC.
     (A) Election by LRC to Terminate the Supplemental Payment Obligation Prior to the Completion Date. By delivery of a notice to BNPPLC in the form attached as Exhibit H, LRC may terminate its Supplemental Payment Obligation, but only prior to the Completion Date and only if at the time of such exercise (1) LRC has given (and not rescinded) a Notice of LRC’s Intent to Terminate as provided in the Construction Agreement, or (2) BNPPLC has given any FOCB Notice as provided in the Construction Agreement. (If for any reason LRC does not provide to BNPPLC a notice terminating the Supplemental Payment Obligation as described in the preceding sentence prior to the Completion Date, then without any notice or other action by the parties to this Agreement, LRC will cease to have any right to terminate the Supplemental Payment Obligation.) If LRC does send a notice to BNPPLC in the form attached as Exhibit H, such notice will (as provided therein) constitute an irrevocable and absolute waiver by LRC of LRC’s rights to purchase the Property or to cause any of its Affiliates to purchase the Property pursuant to this Agreement. However, no such notice will terminate BNPPLC’s right to exercise the Put Option, which BNPPLC may exercise if LRC fails to make a 97-10/Prepayment required by the Construction Agreement.
     (B) Status of this Agreement Generally. Except as expressly provided in the preceding subparagraph or other provisions of this Agreement, this Agreement will not terminate; nor will LRC have any right to terminate this Agreement; nor will LRC be entitled to any reduction of the Break Even Price, the Make Whole Amount or any payment required under this Agreement; nor will any of the obligations of LRC to BNPPLC under Paragraph 2 or Paragraph 3 be excused by reason of (i) any damage to or the destruction of all or any part of the Property from whatever cause, (ii) the taking of the Property or any portion thereof by eminent domain or otherwise for any reason, (iii) the prohibition, limitation or restriction of LRC’s use or development of all or any portion of the Property or any interference with such use by governmental action or otherwise, (iv) any eviction of LRC or of anyone claiming through or under LRC, (v) any default or breach on the part of BNPPLC under this Agreement or any other Operative Document or any other agreement to which BNPPLC and LRC are parties, (vi) the

Agreement Regarding Purchase and Remarketing
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inadequacy in any way whatsoever of the design, construction, assembly or installation of any improvements, fixtures or tangible personal property included in the Property (it being understood that BNPPLC has not made, does not make and will not make any representation express or implied as to the adequacy thereof), (vii) any latent or other defect in the Property or any change in the condition thereof or the existence with respect to the Property of any violations of Applicable Laws, or (viii) LRC’s prior acquisition or ownership of any interest in the Property, or (ix) any other cause, whether similar or dissimilar to the foregoing, any existing or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of LRC under this Agreement (including the obligation to make any Supplemental Payment as provided in Paragraph 2) be separate from and independent of BNPPLC’s obligations under this Agreement or any other agreement between BNPPLC and LRC.
     (C) Automatic Termination of LRC’s Rights. If LRC fails to pay the full amount of any 97-10/Prepayment required by the Construction Agreement or any Supplemental Payment required by subparagraph 2(A)(3) on the date it is due, then the Purchase Option, LRC’s Initial Remarketing Rights, LRC’s Extended Remarketing Right and all other rights of LRC under this Agreement, will terminate automatically. If, however, prior to the Designated Sale Date LRC effectively terminates the Supplemental Payment Obligation pursuant to subparagraph 6(A) by the delivery of a notice to BNPPLC in the form attached as Exhibit H, so that LRC is excused from the obligation to make any Supplemental Payment pursuant to subparagraph 2(A)(3), then LRC’s Extended Remarketing Right will not terminate pursuant to this subparagraph 6(C) because of LRC’s failure to pay a Supplemental Payment, but rather will survive the delivery of such notice. In any event, no termination of LRC’s rights as described in this subparagraph will limit BNPPLC’s rights or remedies, including its right to sue LRC for any 97-10/Prepayment or other amounts due from LRC pursuant to any of the other Operative Documents, or BNPPLC’s right to exercise the Put Option.
     (D) Payment Only to BNPPLC. Except as provided in this subparagraph, all amounts payable under this Agreement by LRC and, if applicable, by an Applicable Purchaser must be paid directly to BNPPLC. If paid to other parties, such payments will not be effective for purposes of this Agreement.
     (E) Preferences and Voidable Transfers. If any payment to BNPPLC by an Applicable Purchaser is held to constitute a preference or a voidable transfer under Applicable Laws, or must for any other reason be refunded by BNPPLC to the Applicable Purchaser or to another Person, and if such payment to BNPPLC reduced or had the effect of reducing a payment required of LRC by this Agreement (e.g., the Supplemental Payment) or increased or had the effect of increasing any sale proceeds paid over to LRC pursuant to subparagraph 2(A)(2)(b) or pursuant to subparagraph 3(D), then LRC must pay to BNPPLC upon demand an amount equal to the reduction of the payment required of LRC or to the

Agreement Regarding Purchase and Remarketing
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increase of the excess sale proceeds paid to LRC, as applicable, and this Agreement will continue to be effective or will be reinstated as necessary to permit BNPPLC to enforce its right to collect such amount from LRC.
     (F) Remedies Under the Other Operative Documents. No repossession of or re-entering upon the Property or exercise of any other remedies available to BNPPLC under the other Operative Documents will terminate LRC’s rights or obligations under this Agreement, all of which will survive BNPPLC’s exercise of remedies under the other Operative Documents. LRC acknowledges that the consideration for this Agreement is separate from and independent of the consideration for the Construction Agreement, the Lease, the Closing Certificate and other agreements executed by the parties, and LRC’s obligations under this Agreement will not be affected or impaired by any event or circumstance that would excuse LRC from performance of its obligations under such other Operative Documents.
7 Certain Remedies Cumulative. No right or remedy herein conferred upon or reserved to BNPPLC is intended to be exclusive of any other right or remedy BNPPLC has with respect to the Property, and each and every right and remedy of BNPPLC will be cumulative and in addition to any other right or remedy given to it under this Agreement or now or hereafter existing in its favor at law or in equity. In addition to other remedies available under this Agreement, either party may obtain a decree compelling specific performance of any of the other party’s agreements hereunder.
8 Attorneys’ Fees and Legal Expenses. If either party commences any legal action or other proceeding because of any breach of this Agreement by the other party, then the party prevailing in such action or proceeding shall be entitled to recover all Attorneys’ Fees incurred by it in connection therewith from the other party, whether or not such controversy, claim or dispute is prosecuted to a final judgment. Any Attorneys’ Fees incurred by the party prevailing in enforcing a judgment in its favor under this Agreement shall be recoverable separately from such judgment, and the obligation for such Attorneys’ Fees is intended to be severable from other provisions of this Agreement and not to be merged into any such judgment.
9 Recording Memorandum. Contemporaneously with the execution of this Agreement, the parties will execute and record a memorandum of this Agreement for purposes of effecting constructive notice to all Persons of LRC’s rights hereunder, including the lien granted to it in subparagraph ? above.

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10 Successors and Assigns. The terms, provisions, covenants and conditions hereof will be binding upon LRC and BNPPLC and their respective permitted successors and assigns and will inure to the benefit of LRC and BNPPLC and all permitted transferees, mortgagees, successors and assignees of LRC and BNPPLC with respect to the Property; except that (A) the rights of BNPPLC hereunder will not pass to LRC or any Applicable Purchaser or any subsequent owner claiming through LRC or an Applicable Purchaser, (B) BNPPLC will not assign this Agreement or any rights hereunder except pursuant to a Permitted Transfer, and (C) LRC will not assign this Agreement or any rights hereunder without the prior written consent of BNPPLC.
[The signature pages follow.]

Agreement Regarding Purchase and Remarketing
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     IN WITNESS WHEREOF, this Agreement Regarding Purchase and Remarketing Options is executed to be effective as of December 18, 2007.

BNP PARIBAS LEASING CORPORATION, a Delaware corporation
By:	/s/ Barry Mendelsohn
Barry Mendelsohn, Director

Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Signature Page

[Continuation of signature pages for Agreement Regarding Purchase and Remarketing Options dated as of December 18, 2007]

LAM RESEARCH CORPORATION, a Delaware corporation
By:	/s/ Roch LeBlanc
Roch LeBlanc, Treasurer

Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Signature Page

Exhibit A
Legal Description
ALL OF PARCEL 7 AS SAID PARCEL IS SHOWN AND SO DESIGNATED ON THE PARCEL MAP 7341 FILED FOR RECORD IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY IN BOOK 268 OF PARCEL MAPS AT PAGE 85, TOGETHER WITH A PORTION OF PARCEL 14 AS SAID PARCEL IS SHOWN AND SO DESIGNATED ON THE MAP OF TRACT 7610 FILED FOR RECORD IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY IN BOOK 293 OF MAPS AT PAGE 14, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT THE MOST SOUTHERLY CORNER COMMON TO SAID PARCEL 7 AND PARCEL 14;
THENCE ALONG THE BOUNDARY LINE OF SAID PARCEL 7 THE FOLLOWING TEN (10) COURSES:
1. WESTERLY ALONG A NON-TANGENT 1278.00 FOOT RADIUS CURVE TO THE RIGHT FROM WHICH THE CENTER OF SAID CURVE BEARS NORTH 05° 41’ 02” EAST, THROUGH A CENTRAL ANGLE OF 3° 38’ 58” AN ARC DISTANCE OF 81.402 FEET;
2. ALONG A REVERSE 1022.00 FOOT RADIUS CURVE TO THE LEFT FROM WHICH THE CENTER OF SAID CURVE BEARS SOUTH 09° 20’ 00” WEST, THROUGH A CENTRAL ANGLE OF 9° 20’ 00” AN ARC DISTANCE OF 166.481 FEET;
3. WEST, 284.906 FEET;
4. NORTH, 666.259 FEET;
5. EASTERLY ALONG A NON-TANGENT 1452.00 FOOT RADIUS CURVE TO THE LEFT FROM WHICH THE CENTER OF SAID CURVE BEARS NORTH 01° 01’ 32” EAST, THROUGH A CENTRAL ANGLE OF 15° 46’ 40” AN ARC DISTANCE OF 399.843 FEET;
6. ALONG A REVERSE 29.00 FOOT RADIUS CURVE TO THE RIGHT FROM WHICH THE CENTER OF SAID CURVE BEARS SOUTH 14° 45’ 08” EAST, THROUGH A CENTRAL ANGLE OF 36° 52’ 16” AN ARC DISTANCE OF 18.662 FEET;

7. ALONG A REVERSE 21.00 FOOT RADIUS CURVE TO THE LEFT FROM WHICH THE CENTER OF SAID CURVE BEARS NORTH 22° 07’ 08” EAST, THROUGH A CENTRAL ANGLE OF 36° 52’ 16” AN ARC DISTANCE OF 13.514 FEET;
8. NORTH 75° 14’ 52” EAST, 30.267 FEET;
9. SOUTH 14° 45’ 08” EAST, 77.744 FEET; AND
10. SOUTH, 2.171 FEET,
THENCE LEAVING SAID BOUNDARY LINE OF PARCEL 7, EAST, 26.510 FEET;
THENCE SOUTH, 22.517 FEET;
THENCE EAST, 17.000 FEET;
THENCE SOUTH, 130.001 FEET;
THENCE WEST 27.000 FEET;
THENCE SOUTH, 222.595 FEET;
THENCE EAST, 44.018 FEET;
THENCE SOUTH, 250.002 FEET;
THENCE WEST, 5.526 FEET TO A POINT ON THE EASTERLY LINE OF SAID PARCEL 7;
THENCE ALONG SAID EASTERLY LINE SOUTH, 41.262 FEET TO THE POINT OF BEGINNING.
A.P.N. 903-0010-018 and portion of 903-0010-31

Exhibit A to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 2

Exhibit B
Valuation Procedures
     This Exhibit explains the procedures to be used to determine Fair Market Value of the Property if such a determination is required by this Agreement. In such event, either party may invoke the procedures set out herein prior to the date the determination will be needed so as to minimize any postponement of any payment, the amount of which depends upon Fair Market Value. In the event such a payment becomes due before the required determination of Fair Market Value is complete, such payment will be postponed until the determination is complete. But in that event, when the required determination is complete, the payment will be made together with interest thereon, computed at a rate equal to the Prime Rate, accruing over the period the payment was postponed.
     If any determination of Fair Market Value is required, LRC and BNPPLC will attempt in good faith to reach a written agreement upon the Fair Market Value without unnecessary delay, and either party may propose such an agreement to the other. If, however, for any reason whatsoever, they do not execute such an agreement within seven days after the first such proposed agreement is offered by one party to the other, then the determination will be made by independent appraisers in accordance with the following procedures:
1. Definitions and Assumptions. For purposes of the determination, Fair Market Value will be defined as follows, and all appraisers or others involved in the determination will be instructed to use the following definition:
     “Fair Market Value” means the most probable net cash price, as of a specified date, for which the Property should sell after reasonable exposure in a competitive market under all conditions requisite to a fair sale, with the buyer and seller each acting prudently, knowledgeably, and for self-interest, and assuming that neither is under undue duress.
In addition, the appraisers or others making the determination will be instructed to assume that ordinary and customary brokerage fees, title insurance costs and other sales expenses will be incurred and deducted in the calculation of such net cash price. Such appraisers or others making the determination will also be instructed to assume that the value of the Property (or applicable portion thereof) is neither enhanced nor reduced by any lease to another tenant that BNPPLC may have executed subsequent to the termination or expiration of the Lease (a “Replacement Lease”). In other words, rather than determine value in light of actual rents generated or to be generated by any such Replacement Lease, the Property (or applicable portion thereof) will be valued in light of the most probable rent that it should bring in a competitive and open market (in this section, a “Fair Market Rental”), taking into account:
     (i) the actual physical condition of the Property 1 ; and

[1]	If, however, the use of the Property by BNPPLC or any tenant under any Replacement Lease after LRC vacated the Property has resulted in excess wear and tear, such excess wear and tear will be assumed not to have occurred for purposes of determining Fair Market Value.

     (ii) that a reasonable period of time may be required to market the Property (or applicable portion thereof) for lease and make it ready for use or occupancy before it is leased at a Fair Market Rental.
2. Initial Selection of Appraisers; Appraiser’s Agreement as to Value. After having failed to reach a written agreement upon Fair Market Value as described in the second paragraph of this Exhibit, either party may deliver a notice to the other demanding the appointment of appraisers (the “Initial Appraisal Notice”) pursuant to this Exhibit. In such event:
     (a) Within fifteen days after the Initial Appraisal Notice is delivered, LRC and BNPPLC must each appoint an independent property appraiser who has experience appraising commercial properties in California and notify the other party of such appointment, including the name of the appointed appraiser (a “Notice of Appointment”).
     (b) If the appraiser appointed by LRC and the appraiser appointed by BNPPLC agree in writing upon the Fair Market Value (an “Appraiser’s Agreement As To Value”), such agreement will be binding upon LRC and BNPPLC. Both LRC and BNPPLC will instruct their respective appraisers to attempt in good faith to quickly reach an Appraiser’s Agreement As To Value. Neither appraiser will be required to produce a formal appraisal prior to reaching an Appraiser’s Agreement As To Value.
3. Selection of a Third Appraiser. If the two appraisers fail to deliver an Appraiser’s Agreement As to Value within thirty days following the later of the dates upon which LRC or BNPPLC delivers its Notice of Appointment, then either party (LRC or BNPPLC) may deliver another notice to the other (a “Second Appraisal Notice”), demanding that the two appraisers appoint a third independent property appraiser to help with the determination of Fair Market Value. Immediately after the Second Appraisal Notice is delivered, each of the first two appraisers must act promptly, reasonably and in good faith to try to reach agreement upon the third appraiser. If, however, the two appraisers fail to reach agreement upon a third appraiser within ten days after the Second Appraisal Notice is delivered:
     (a) LRC and BNPPLC will each cause its respective appraiser to deliver, no later than fifteen days after the delivery of the Second Appraisal Notice, an unqualified written promise addressed to both of LRC and BNPPLC: (i) to act promptly, reasonably and in good faith in trying to reach agree upon the third appraiser, and (ii) to propose and consider proposals of persons as the third appraiser on the basis of objectivity and competence, not on the basis of such persons’ relationships with the other appraisers or with LRC or BNPPLC, and not on the basis of preferences expressed by LRC or BNPPLC.
     (b) If, despite the delivery of the promises described in the preceding subsection, the two

Exhibit B to Agreement Regarding Purchase and Remarketing
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appraisers fail to reach agreement upon a third appraiser within thirty days after the Second Appraisal Notice is delivered, then each of the first two appraisers must immediately submit its top choice for the third appraiser to the then highest ranking officer of the California Bar Association who will agree to help and who has no attorney/client or other significant relationship to either LRC or BNPPLC. Such officer will have complete discretion to select the most objective and competent third appraiser from between the choice of each of the first two appraisers, and will do so within ten days after such choices are submitted to him.
4. Resolution of Issues by the Third Appraiser. If a third appraiser is selected under the procedure set out above:
     (a) No later than thirty days after a third appraiser is selected, each of the first two appraisers must submit (and LRC and BNPPLC will each cause its appointed appraiser to submit) his best estimate of Fair Market Value, together with a written report supporting such estimate. (Such report need not be in the form of a formal appraisal, and may contain any qualifications the submitting appraiser deems necessary under the circumstances. Any such qualifications, however, may be considered by the third appraiser for purposes of the selection required by the next subsection.)
     (b) After receipt of the two estimates required by the preceding subsection, and no later than forty-five days after the third appraiser is selected, he must (i) choose one or the other of the two estimates of Fair Market Value submitted by the first two appraisers as being the more accurate in his opinion, and (ii) notify LRC and BNPPLC of which estimate he chose. The third appraiser will not be asked or allowed to specify an amount as Fair Market Value that is different than an estimate provided by one of the other two appraisers (either by averaging the two estimates or otherwise). The estimate of Fair Market Value thus chosen by the third appraiser as being the more accurate will be binding upon LRC and BNPPLC.
5. Criteria For Selecting Appraisers; Cost of Appraisals. All appraisers selected for the appraisal process set out in this Exhibit will be disinterested, reputable, qualified appraisers with the designation of MAI or equivalent and with at least five years experience in appraising commercial properties comparable to the Property. LRC and BNPPLC will each bear the expense of the appraiser appointed by it, and the expense of the third appraiser and of any officer of the California Bar Association who participates in the appraisal process described above will be shared equally by LRC and BNPPLC.
6. Time is of the Essence; Defaults.
     (a) All time periods and deadlines specified in this Exhibit are of the essence.
     (b) Each party must cause the appraiser appointed by it (as set forth in Section 2(a))

Exhibit B to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 3

to comply in a timely manner with the requirements of this Exhibit applicable to such appraiser. Accordingly, if an appraiser appointed by one of the parties as provided in Section 2(a) fails to comply in a timely manner with any provision of this Exhibit, such failure will be considered a default by the party who appointed such appraiser.
     (c) Any breach of or default under this Exhibit by either party will be construed as a breach of the Agreement Regarding Purchase and Remarketing Options to which this Exhibit is attached.

Exhibit B to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 4

Exhibit C
Form of Deed
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME:	[LRC or the Applicable Purchaser]
ADDRESS:
ATTN:
CITY:
STATE:
Zip:
DEED WITH LIMITED TITLE WARRANTIES
     BNP Paribas Leasing Corporation (“Grantor”), a Delaware corporation, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration paid to Grantor by [LRC or the Applicable Purchaser] (hereinafter called “Grantee”), the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, SELL, CONVEY, ASSIGN and DELIVER to Grantee (1) the land described in Annex A attached hereto and hereby made a part hereof, and (2) all other rights, titles and interests of Grantor in and to (a) such land, (b) the buildings and other improvements situated on such land, (c) any fixtures and other property affixed thereto and (d) the adjacent streets, alleys and rights-of-way (all of the property interests conveyed hereby being hereinafter collectively referred to as the “Property”); however, this conveyance is made by Grantor and accepted by Grantee subject to all general or special assessments due and payable after the date hereof, all encroachments, variations in area or in measurements, boundary line disputes, roadways and other matters not of record which would be disclosed by a current survey and inspection of the Property, and the encumbrances listed in Annex B attached hereto and made a part hereof (collectively, the “Permitted Encumbrances”).
     TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto belonging unto Grantee, its successors and assigns, forever, and Grantor does hereby bind Grantor and Grantor’s successors and assigns to warrant and forever defend all and singular the said premises unto Grantee, its successors and assigns against every person whomsoever lawfully claiming, or to claim the same, or any part thereof by, through or under Grantor, but not otherwise; subject, however, to the Permitted Encumbrances. Except as expressly set forth in the preceding sentence, Grantor makes no warranty of title, express or implied.

     Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the land or improvements conveyed by this Deed.
[Signature pages follow.]

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 2

IN WITNESS WHEREOF, Grantor and Grantee have signed this Deed to be effective as of                     , 20___.

BNP PARIBAS LEASING CORPORATION, a Delaware corporation
By:
Lloyd G. Cox, Managing Director

STATE OF	)
	)	SS
COUNTY OF	)
On                     , 20___, before me                                         , a Notary Public in and for the County and State aforesaid, personally appeared                                                             , who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS, my hand and official seal.

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 3

[Continuation of signature pages to Deed dated to be effective as of                     , 20_____.]
[LRC or the Applicable Purchaser]

By:
Name:
Title:

STATE OF	)
	)	SS
COUNTY OF	)
     On                     , 20___, before me                                         , a Nota ry Public in and for the County and State aforesaid, personally appeared                                                             , who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS, my hand and official seal.

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 4

Annex A
LEGAL DESCRIPTION
[DRAFTING NOTE: TO THE EXTENT THAT THE “LAND” COVERED BY THE LEASE BECAUSE OF ADJUSTMENTS FOR WHICH LRC REQUESTS BNPPLC’S CONSENT OR APPROVAL AS PROVIDED IN THE CLOSING CERTIFICATE, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS “DRAFTING NOTE” WILL BE DELETED BEFORE THE ASSIGNMENT TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]
ALL OF PARCEL 7 AS SAID PARCEL IS SHOWN AND SO DESIGNATED ON THE PARCEL MAP 7341 FILED FOR RECORD IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY IN BOOK 268 OF PARCEL MAPS AT PAGE 85, TOGETHER WITH A PORTION OF PARCEL 14 AS SAID PARCEL IS SHOWN AND SO DESIGNATED ON THE MAP OF TRACT 7610 FILED FOR RECORD IN
THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY IN BOOK 293 OF MAPS AT PAGE 14, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT THE MOST SOUTHERLY CORNER COMMON TO SAID PARCEL 7 AND PARCEL 14;
THENCE ALONG THE BOUNDARY LINE OF SAID PARCEL 7 THE FOLLOWING TEN (10) COURSES:
1. WESTERLY ALONG A NON-TANGENT 1278.00 FOOT RADIUS CURVE TO THE RIGHT FROM WHICH THE CENTER OF SAID CURVE BEARS NORTH 05° 41’ 02” EAST, THROUGH A CENTRAL ANGLE OF 3° 38’ 58” AN ARC DISTANCE OF 81.402 FEET;
2. ALONG A REVERSE 1022.00 FOOT RADIUS CURVE TO THE LEFT FROM WHICH THE CENTER OF SAID CURVE BEARS SOUTH 09° 20’ 00” WEST, THROUGH A CENTRAL ANGLE OF 9° 20’ 00” AN ARC DISTANCE OF 166.481 FEET;
3. WEST, 284.906 FEET;
4. NORTH, 666.259 FEET;

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 5

5. EASTERLY ALONG A NON-TANGENT 1452.00 FOOT RADIUS CURVE TO THE LEFT FROM WHICH THE CENTER OF SAID CURVE BEARS NORTH 01° 01’ 32” EAST, THROUGH A CENTRAL ANGLE OF 15° 46’ 40” AN ARC DISTANCE OF 399.843 FEET;
6. ALONG A REVERSE 29.00 FOOT RADIUS CURVE TO THE RIGHT FROM WHICH THE CENTER OF SAID CURVE BEARS SOUTH 14° 45’ 08” EAST, THROUGH A CENTRAL ANGLE OF 36° 52’ 16” AN ARC DISTANCE OF 18.662 FEET;
7. ALONG A REVERSE 21.00 FOOT RADIUS CURVE TO THE LEFT FROM WHICH THE CENTER OF SAID CURVE BEARS NORTH 22° 07’ 08” EAST, THROUGH A CENTRAL ANGLE OF 36° 52’ 16” AN ARC DISTANCE OF 13.514 FEET;
8. NORTH 75° 14’ 52” EAST, 30.267 FEET;
9. SOUTH 14° 45’ 08” EAST, 77.744 FEET; AND
10. SOUTH, 2.171 FEET,
THENCE LEAVING SAID BOUNDARY LINE OF PARCEL 7, EAST, 26.510 FEET;
THENCE SOUTH, 22.517 FEET;
THENCE EAST, 17.000 FEET;
THENCE SOUTH, 130.001 FEET;
THENCE WEST 27.000 FEET;
THENCE SOUTH, 222.595 FEET;
THENCE EAST, 44.018 FEET;
THENCE SOUTH, 250.002 FEET;
THENCE WEST, 5.526 FEET TO A POINT ON THE EASTERLY LINE OF SAID PARCEL 7;

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 6

THENCE ALONG SAID EASTERLY LINE SOUTH, 41.262 FEET TO THE POINT OF BEGINNING.
A.P.N. 903-0010-018 and portion of 903-0010-31

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 7

Annex B
Permitted Encumbrances
[DRAFTING NOTE: BEFORE THIS ASSIGNMENT IS ACTUALLY EXECUTED AND DELIVERED BY BNPPLC: ALL PERMITTED ENCUMBRANCES LISTED IN EXHIBIT B TO THE CLOSING CERTIFICATE WILL BE SET OUT BELOW, IN ADDITION TO THE ITEMS ALREADY LISTED. ALSO, IF ANY ENCUMBRANCES (OTHER THAN “LIENS REMOVABLE BY BNPPLC”) ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW OR IN EXHIBIT B TO THE CLOSING CERTIFICATE, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW. AFTER SUCH ADJUSTMENTS ARE MADE, THIS “DRAFTING NOTE” WILL BE DELETED. THE ADDITIONAL ENCUMBRANCES TO BE LISTED BELOW WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPPLC AS “PERMITTED ENCUMBRANCES” FROM TIME TO TIME OR BECAUSE OF XYZ’s REQUEST FOR BNPPLC’S CONSENT OR APPROVAL TO AN ADJUSTMENT.]
     This conveyance is subject to all encumbrances not constituting a “Lien Removable by BNPPLC” (as defined in the Common Definitions and Provisions Agreement incorporated by reference into the Lease Agreement referenced in the last item of the list below), including the following matters to the extent the same are still valid and in force:
     1. The lien of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.
     2. THE LAND LIES WITHIN THE BOUNDARIES OF PENDING ASSESSMENT DISTRICT NO. LL-821, AS DISCLOSED BY AN ASSESSMENT DISTRICT MAP FILED JANUARY 6, 2003 IN BOOK 15, PAGE 69 OF MAPS OF ASSESSMENT AND COMMUNITY FACILITIES DISTRICTS, RECORDED JANUARY 6, 2003 AS INSTRUMENT NO. 2003-006161 OF OFFICIAL RECORDS.
     3. A waiver of any claims for damages by reason of the location, construction, landscaping or maintenance of a contiguous freeway, highway, roadway or transit facility as contained in the document recorded DECEMBER 17, 1948 as INSTRUMENT NO. AC95021 IN BOOK 5682, PAGE 186 of Official Records.
     4. An offer of dedication for PUBLIC STORM DRAIN and incidental purposes, recorded NOVEMBER 23, 1998 as INSTRUMENT NO. 98-411265 of Official Records. To: CITY OF LIVERMORE, A MUNICIPAL CORPORATION
     5. The terms and provisions contained in the document entitled “DEVELOPMENT

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 8

AGREEMENT NO. 114-97, CAYETANO CORPORATE CAMPUS” recorded APRIL 2, 1999 as INSTRUMENT NO. 99-140252 of Official Records.
Document(s) declaring modifications thereof recorded DECEMBER 20, 1999 as INSTRUMENT NO. 99-449348 of Official Records.
Document(s) declaring modifications thereof recorded SEPTEMBER 25, 2000 as INSTRUMENT NO. 2000-289230 of Official Records.
Document(s) declaring modifications thereof recorded OCTOBER 30, 2003 as INSTRUMENT NO. 2003-649388 of Official Records.
Document(s) declaring modifications thereof recorded OCTOBER 18, 2005 as INSTRUMENT NO. 2005-449011 of Official Records.
In connection therewith all obligations under the Development Agreement have been satisfied with the exception of an ongoing obligation under Section 6.4 of DA 114-97 to contribute to a program to provide bus passes to employees of users of a property up to $500 per month as reiterated in a letter dated October 18, 2007 from the Community Development Director of the City of Livermore.
     6. The terms, provisions and easement(s) contained in the document entitled “DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS REGARDING NO BUILD EASEMENT AREAS” recorded MAY 16, 2001 as INSTRUMENT NO. 2001-166795 of Official Records. A DOCUMENT ENTITLED .AMENDMENT TO AND PARTIAL TERMINATION OF DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS REGARDING NO BUILD EASEMENT AREAS. RECORDED NOVEMBER 08, 2007 AS INSTRUMENT NO. 2007-390199 OF OFFICIAL RECORDS.
     7. Covenants, conditions, restrictions and easements in the document recorded JANUARY 10, 2002 as INSTRUMENT NO. 2002-017395 of Official Records, which provide that a violation thereof shall not defeat or render invalid the lien of any first mortgage or deed of trust made in good faith and for value, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes or Section 12955 of the California Government Code. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status.
CONSENT TO THE DECLARATION OF COVENANTS, CONDITIONS AND

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 9

RESTRICTIONS FOR SHEA CENTER LIVERMORE, EXECUTED BY KLA-TENCOR CORPORATION, A DELAWARE CORPORATION, RECORDED JANUARY 10, 2002 AS INSTRUMENT NO. 2002-017396 OF OFFICIAL RECORDS.
NOTE: This title encumbrance is subject to and limited by the terms and provisions contained in the document entitled “Memorandum of Agreement” which is being executed by BNPPLC and others contemporaneously with BNPPLC’s acquisition of the Property from the Prior Owner and recorded in the Official Records.
     8. An easement shown or dedicated on the map filed or recorded JANUARY 6, 2003 in BOOK 268, PAGES 85 THROUGH 88 of MAPS

For:	PUBLIC UTILITIES and incidental purposes.
Affects:	AS SHOWN ON SAID MAP
     9. An easement shown or dedicated on the map filed or recorded JANUARY 6, 2003 in BOOK 268, PAGES 85 THROUGH 88 of MAPS

For:	PUBLIC UTILITIES AND SIDEWALK and incidental purposes.
     10. An easement shown or dedicated on the map filed or recorded JANUARY 6, 2003 in BOOK 268, PAGES 85 THROUGH 88 of MAPS

For:	PRIVATE LANDSCAPE and incidental purposes.
     11. An easement for FLIGHT AND PASSAGE OF AIRCRAFT and incidental purposes, recorded JANUARY 6, 2003 as INSTRUMENT NO. 2003-006165 of Official Records.

In Favor of:	THE CITY OF LIVERMORE, A MUNICIPAL CORPORATION
Affects:	A PORTION OF THE LAND
     12. An easement for UTILITIES and incidental purposes, recorded JULY 5, 2005 as INSTRUMENT NO. 2005-273742 of Official Records.

In Favor of:	PACIFIC GAS AND ELECTRIC COMPANY, A CALIFORNIA CORPORATION
Affects:	A SOUTHEASTERLY PORTION
     13. [ADD EXCEPTION FOR THE LEASE, ALTHOUGH WITH THE UNDERSTANDING THAT IT MAY BE TERMINATED BY AGREEMENT WITH THE GRANTEE IMMEDIATELY AFTER DELIVERY OF THIS DEED.]

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 10

Exhibit D
BILL OF SALE AND ASSIGNMENT
     Reference is made to: (1) that certain Agreement Regarding Purchase and Remarketing Options (Livermore/ Parcel 7) dated as of December 18, 2007, (the “Purchase Agreement”) between BNP Paribas Leasing Corporation (“Assignor”), a Delaware corporation, and Lam Research Corporation, a Delaware corporation, and (2) that certain Lease Agreement (Livermore/ Parcel 7) dated as of December 18, 2007 (the “Lease”) between Assignor, as landlord, and Lam Research Corporation, a Delaware corporation, as tenant. (Capitalized terms used and not otherwise defined in this document are intended to have the meanings assigned to them in the Common Definitions and Provisions Agreement (Livermore/ Parcel 7) incorporated by reference into both the Purchase Agreement and Lease.)
     As contemplated by the Purchase Agreement, Assignor hereby sells, transfers and assigns unto [LRC or the Applicable Purchaser], a                      (“Assignee”), all of Assignor’s right, title and interest in and to the following property, if any, to the extent such property is assignable:
(a)	the Lease;

(b)	any pending or future award made because of any condemnation affecting the Property or because of any conveyance to be made in lieu thereof, and any unpaid award for damage to the Property and any unpaid proceeds of insurance or claim or cause of action for damage, loss or injury to the Property; and

(c)	all other personal or intangible property included within the definition of “Property” as set forth in the Purchase Agreement, including but not limited to any of the following transferred to Assignor by the tenant pursuant to Paragraph 6 of the Lease or otherwise acquired by Assignor, at the time of the execution and delivery of the Lease and Purchase Agreement or thereafter, by reason of Assignor’s status as the owner of any interest in the Property: (1) any goods, equipment, furnishings, furniture, chattels and tangible personal property of whatever nature that are located on the Property and all renewals or replacements of or substitutions for any of the foregoing; (ii) the rights of Assignor, existing at the time of the execution of the Lease and Purchase Agreement or thereafter arising, under Permitted Encumbrances; and (iii) any general intangibles, other permits, licenses, franchises, certificates, and other rights and privileges related to the Property that Assignee would have acquired if Assignee had itself acquired the interest of Assignor in and to the Property instead of Assignor.
Provided, however, excluded from this conveyance and reserved to Assignor are any rights or privileges of Assignor under the following: (1) the indemnities set forth in the Construction Agreement and the Lease, whether such rights are presently known or unknown, including rights of the Assignor to be indemnified against environmental claims of third parties as provided in the Construction Agreement and the Lease which may not presently be known, all of which indemnities will survive the deliver of this Bill of Sale and Assignment and other documents required by the Purchase Agreement, (2) provisions in the Lease that establish the right of Assignor to recover any accrued unpaid rent under the Lease which may be outstanding as of the date hereof, (3) agreements between Assignor and any Participant or any of Assignor’s Affiliates, or (4) any other instrument being delivered to Assignor contemporaneously herewith pursuant to the Purchase Agreement.[Drafting Note: The following sentence will be included unless the Property is being sold to LRC or an Affiliate pursuant to subparagraph 2(A)(1) or 3(A) of the Purchase Agreement: Also excluded from this conveyance and reserved to Assignor are (i) the right to retain Escrowed Proceeds, if any, that consist of condemnation or insurance proceeds resulting from a Pre-lease Force Majeure Event, and (ii) any right to receive future payments of any such condemnation or insurance proceeds.].
     Assignor does for itself and its successors covenant and agree to warrant and defend the title to the property assigned herein against the just and lawful claims and demands of any person claiming under or through a Lien Removable by Assignor, but not otherwise.
     Assignee hereby assumes and agrees to keep, perform and fulfill Assignor’s obligations, if any, relating to any permits or contracts (including the Lease), under which Assignor has rights being assigned herein.
[Signature pages follow.]

Exhibit D to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 2

IN WITNESS WHEREOF, Assignor and Assignee have signed this Bill of Sale and Assignment to be effective as of                     , 20___.

BNP PARIBAS LEASING CORPORATION, a Delaware corporation
By:
Lloyd G. Cox, Managing Director

STATE OF	)
	)	SS
COUNTY OF	)
On                     , 20___, before me                                         , a Notary Public in and for the County and State aforesaid, personally appeared                                                             , who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS, my hand and official seal.

Exhibit D to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 3

[Continuation of signature pages to Bill of Sale and Assignment dated to be effective as of                     , 20___.]

[LRC or the Applicable Purchaser]
By:
Name:
Title:

STATE OF	)
	)	SS
COUNTY OF	)
     On                     , 20___, before me                                         , a Nota ry Public in and for the County and State aforesaid, personally appeared                                                             , who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS, my hand and official seal.

Exhibit D to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 4

Exhibit E
ACKNOWLEDGMENT OF DISCLAIMER
OF REPRESENTATIONS AND WARRANTIES
     THIS ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES (this “Certificate”) is made as of                     , ___, by [LRC or the Applicable Purchaser], a                      (“Assignee”).
     Contemporaneously with the execution of this Certificate, BNP Paribas Leasing Corporation (“Assignor”), a Delaware corporation, is executing and delivering to Assignee (1) a Deed With Limited Title Warranties, and (2) a Bill of Sale and Assignment (the foregoing documents and any other documents to be executed in connection therewith are herein called the “Conveyancing Documents” and any of the properties, rights or other matters assigned, transferred or conveyed pursuant thereto are herein collectively called the “Subject Property”).
     Notwithstanding any provision contained in the Conveyancing Documents to the contrary, Assignee acknowledges that Assignor makes no representations or warranties of any nature or kind, whether statutory, express or implied, with respect to environmental matters or the physical condition of the Subject Property, and Assignee, by acceptance of the Conveyancing Documents, accepts the Subject Property “AS IS,” “WHERE IS,” “WITH ALL FAULTS” and without any such representation or warranty by Grantor as to environmental matters, the physical condition of the Subject Property, compliance with subdivision or platting requirements or construction of any improvements. Without limiting the generality of the foregoing, Assignee hereby further acknowledges and agrees that warranties of merchantability and fitness for a particular purpose are excluded from the transaction contemplated by the Conveyancing Documents, as are any warranties arising from a course of dealing or usage of trade. Assignee hereby assumes all risk and liability (and agrees that Assignor will not be liable for any special, direct, indirect, consequential, or other damages) resulting or arising from or relating to the ownership, use, condition, location, maintenance, repair, or operation of the Subject Property, except for damages proximately caused by (and attributed by any applicable principles of comparative fault to) the Established Misconduct of Assignor. As used in the preceding sentence, "Established Misconduct” is intended to have, and be limited to, the meaning given to it in the Common Definitions and Provisions Agreement (Livermore/ Parcel 7) incorporated by reference into the Agreement Regarding Purchase and Remarketing Options dated as of December 18, 2007 between Assignor and Lam Research Corporation, pursuant to which Agreement Assignor is delivering the Conveyancing Documents.
     The provisions of this Certificate will be binding on Assignee, its successors and assigns and any other party claiming through Assignee. Assignee hereby acknowledges that Assignor is entitled to rely and is relying on this Certificate.
[Signature page follows.]

IN WITNESS WHEREOF, Assignor and Assignee have signed this Acknowledgment of Disclaimer to be effective as of                     , 20___.

[LRC or the Applicable Purchaser]
By:
Name:
Title:

STATE OF	)
	)	SS
COUNTY OF	)
     On                     , 20___, before me                                         , a Nota ry Public in and for the County and State aforesaid, personally appeared                                                             , who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS, my hand and official seal.

Exhibit E to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 2

Exhibit F
SECRETARY’S CERTIFICATE
     The undersigned, [Secretary or Assistant Secretary] of BNP Paribas Leasing Corporation (“BNPPLC”), a Delaware corporation, hereby certifies as follows:
     1. That he is the duly, elected, qualified and acting Secretary [or Assistant Secretary] of the Corporation and has custody of the corporate records, minutes and corporate seal.
     2. That the following named persons have been properly designated, elected and assigned to the office in BNPPLC as indicated below; that such persons hold such office at this time and that the specimen signature appearing beside the name of such officer is his or her true and correct signature.
[The following blanks must be completed with the names and signatures of the officers who will be signing the Sale Closing Documents on behalf of BNPPLC.]

Name	Title	Signature

     3. That the resolutions attached hereto and made a part hereof were duly adopted by the Board of Directors of BNPPLC in accordance with BNPPLC’s Articles of Incorporation and Bylaws. Such resolutions have not been amended, modified or rescinded and remain in full force and effect.
     IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Corporation on this ______, day of                     , 20___.
[signature and title]

CORPORATE RESOLUTIONS OF
BNP PARIBAS LEASING CORPORATION
[DRAFTING NOTE: INSERT HERE COPIES OF RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS OF BNPPLC SUFFICIENT TO AUTHORIZE THE DELIVERY OF SALE CLOSING DOCUMENTS. SUCH RESOLUTIONS MAY BE AS FOLLOWS:
     WHEREAS, pursuant to that certain Agreement Regarding Purchase and Remarketing Options (Livermore/ Parcel 7) (herein called the “Purchase Agreement”) dated as of December 18, 2007, by and between BNP Paribas Leasing Corporation (“BNPPLC”) and Lam Research Corporation (“LRC”) , BNPPLC agreed to sell and Purchaser agreed to purchase or cause the Applicable Purchaser (as defined in the Purchase Agreement) to purchase the Corporation’s interest in the property (the “Property”) located in ___, California, more particularly described therein.
     NOW THEREFORE, BE IT RESOLVED, that the Board of Directors of BNPPLC, in its best business judgment, deems it in the best interest of BNPPLC and its shareholders that BNPPLC convey the Property to LRC or the Applicable Purchaser pursuant to and in accordance with the terms of the Purchase Agreement.
     RESOLVED FURTHER, that the proper officers of BNPPLC, and each of them, are hereby authorized and directed in the name and on behalf of BNPPLC to cause BNPPLC to fulfill its obligations under the Purchase Agreement.
     RESOLVED FURTHER, that the proper officers of BNPPLC, and each of them, are hereby authorized and directed to take or cause to be taken any and all actions and to prepare or cause to be prepared and to execute and deliver any and all deeds, assignments and other documents, instruments and agreements that are necessary, advisable or appropriate, in such officer’s sole and absolute discretion, to carry out the intent and to accomplish the purposes of the foregoing resolutions. ]

Exhibit F to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 2

Exhibit G
CERTIFICATION OF NON-FOREIGN STATUS
     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. Sections 18805, 18815 and 26131 of the California Revenue and Taxation Code, as amended, provide that a transferee of a California real property interest must withhold income tax if the transferor is a nonresident seller.
     To inform [LRC or the Applicable Purchaser] (“Transferee”) that withholding of tax is not required upon the disposition of a California real property interest by BNP PARIBAS LEASING CORPORATION (“Transferor”), a Delaware corporation, the undersigned hereby certifies the following on behalf of Transferor:
1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2. Transferor is not a disregarded entity (as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations);
3. Transferor’s U.S. employer identification number is 75-2252918; and
4. Transferor’s office address is:
BNP Paribas Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox, Managing Director
Transferor understands that this Certification of Non-Foreign Status may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
Under penalties of perjury I declare that I have examined this Certification of Non-Foreign Status and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.
     Dated:                     , 20___.

Lloyd G. Cox, Managing Director of Transferor.

Exhibit H
Notice of Election to Terminate the Supplemental Payment Obligation
and Irrevocable Release and Waiver of the Right to Purchase
[Date]
BNP Paribas Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox, Managing Director
     Re: Agreement Regarding Purchase and Remarketing Options (Livermore/ Parcel 7) dated as of December 18, 2007 (the “Purchase Agreement”), between Lam Research Corporation (“LRC”), a Delaware corporation, and BNP Paribas Leasing Corporation (“BNPPLC”), a Delaware corporation
Gentlemen:
     Capitalized terms used in this letter are intended to have the meanings assigned to them in the Purchase Agreement referenced above. This letter will constitute a notice given pursuant to subparagraph 6(A) of the Purchase Agreement. As provided in that subparagraph, LRC irrevocably elects to terminate the Supplemental Payment Obligation effective immediately, subject only to the conditions described below. In addition, LRC irrevocably waives and releases its rights to purchase or cause an Affiliate of LRC to purchase the Property granted to it by the Purchase Agreement. Because of such waiver and release, the Purchase Option is terminated and so are all rights of LRC under subparagraphs 2(A) of the Purchase Agreement.
     LRC acknowledges that this notice will not be effective to terminate the Supplemental Payment Obligation if it is not received by BNPPLC prior to the Completion Date.
     LRC also acknowledges that even if no prior 97-10/Meltdown Event has occurred, the delivery of this notice is in and of itself a 97-10/Meltdown Event under and as defined in the Construction Agreement. Therefore, after receipt of this notice BNPPLC will be entitled to demand and receive a 97-10/Prepayment on and subject to the terms and conditions of Paragraph 9 of the Construction Agreement. Further, if LRC fails to make a 97-10/Prepayment required by the Construction Agreement, BNPPLC may and exercise the Put Option as provided in subparagraph 3(A) of the Purchase Agreement.
     LRC also acknowledges that its right to terminate the Supplemental Payment Obligation is subject to the condition precedent that: (1) LRC must have given (and not rescinded) a Notice of LRC’s Intent to Terminate as provided in the Construction Agreement, or (2) BNPPLC must have given any FOCB Notice as provided in the Construction Agreement. Accordingly, if neither of the notices described in the preceding sentence have been given, the Supplemental Payment Obligation will not terminate by reason of this notice.
     Finally, LRC acknowledges that because the delivery of this notice constitutes a 97-10/Meltdown Event, BNPPLC will have the right at any time for any reason or no reason to terminate the Lease by notice to LRC.

LAM RESEARCH CORPORATION, a Delaware corporation
By:
Roch LeBlanc, Treasurer

Exhibit H to Agreement Regarding Purchase and Remarketing
Options (Livermore/ Parcel 7) — Page 2